EXHIBIT 10.5

Subscription Agreement

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

This Subscription Agreement (this “Subscription Agreement”) is entered into as of June 12, 2013, by and among Innovus Pharmaceuticals, Inc., a Nevada corporation (the “Company”), and the investors on the signature page hereof (each, an “Investor,” and together, the “Investors”).

WHEREAS, the Company is offering up to 416,841 shares of its common stock (the “Securities”) in a private placement pursuant to the terms of this Subscription Agreement; and

WHEREAS, the Investors understand that the offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound, hereby agree as follows:

1.                   Subscription. Subject to the terms of this Subscription Agreement, the Company agrees to sell, and the Investors agree to purchase, the number of Securities set forth in Appendix A hereto for the aggregate purchase price set forth in Appendix A, which is payable as described in Section 4 hereof. The Investors acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Subscription Agreement.

2.                   Issuance of Securities. The Securities will be issued to the Investors at the Closing referred to in Section 3 hereof. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3.                   The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of the Company on June 21, 2013, or at such other time and place as the Company may designate by notice to the Investors.

4.                   Payment for Securities. Payment for the Securities shall be received by the Company from such Investor by cashier’s check, wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing, in the amount as set forth in Appendix A hereto. The Company shall deliver certificates representing the Securities to such Investor at the Closing bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

5.                   Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

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(a)                 The Company is duly formed and validly existing under the laws of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b)                 The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.

6.                   Representations and Warranties of the Undersigned. Each Investor hereby represents and warrants to and covenants with the Company that:

(a)                 General.

(i)                   Such Investor has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by such Investor hereunder, and such purchase will not contravene any law, rule or regulation binding on such Investor or any investment guideline or restriction applicable to such Investor.

(ii)                 Such Investor is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii)                Such Investor will comply with all applicable laws and regulations in effect in any jurisdiction in which such Investor purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which such Investor is subject or in which such Investor makes such purchases or sales, and the Company shall have no responsibility therefor.

(b)                 Information Concerning the Company.

(i)                   Such Investor understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in the Company’s filings with the U.S. Securities and Exchange Commission, and in this Subscription Agreement. Such Investor represents that it is able to bear any loss associated with an investment in the Securities.

(ii)                 Such Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to such Investor in deciding to invest in the Securities. Such Investor acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining such Investor’s authority to invest in the Securities.

(iii)                Such Investor is familiar with the business and financial condition and operations of the Company. Such Investor has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(iv)               Such Investor understands that, unless such Investor notifies the Company in writing to the contrary at or before the Closing, each of such Investor’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by such Investor.

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(v)                 Such Investor acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering. This Subscription Agreement shall thereafter have no force or effect and the Company shall return the previously paid subscription price of the Securities, without interest thereon, to such Investor.

(vi)               Such Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c)                 Non-reliance.

(i)                   Such Investor represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities.

(ii)                 Such Investor confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Securities or (B) made any representation to such Investor regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, such Investor is not relying on the advice or recommendations of the Company and such Investor has made its own independent decision that the investment in the Securities is suitable and appropriate for such Investor.

(d)                 Status of Undersigned.

(i)                   Such Investor has such knowledge, skill and experience in business, financial and investment matters that such Investor is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of such Investor’s own professional advisors, to the extent that such Investor has deemed appropriate, such Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. Such Investor has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and such Investor is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii)                 Such Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Investor agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

(e)                 Restrictions on Transfer or Sale of Securities.

(i)                   Such Investor is acquiring the Securities solely for such Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. Such Investor understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Investor and of the other representations made by such Investor in this Subscription Agreement. Such Investor understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii)                 Such Investor understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that such Investor may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and such Investor understands that the Company has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, such Investor understands that under the Commission’s rules, such Investor may dispose of the Securities principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of such Investor. Consequently, such Investor understands that such Investor must bear the economic risks of the investment in the Securities for an indefinite period of time.

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(iii)                Such Investor agrees: (A) that such Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and it affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(iv)               Such Investor acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

7.                   Conditions to Obligations of the Investors and the Company. The obligations of each Investor to purchase and pay for the Securities specified in Appendix A and of the Company to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 5 hereof and of such Investor contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

8.                   Legend. The certificates representing the Securities sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

9.                   Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

10.                Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Investor without the prior written consent of the other party.

11.                Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of California.

12.                Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

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13.                Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

14.                Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

15.                Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive the Closing.

16.                Notification of Changes. Each Investor hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing which would cause any representation, warranty, or covenant of such Investor contained in this Subscription Agreement to be false or incorrect.

17.                Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the date first set forth above.

INVESTOR:

By
Name:

State/Country of Domicile or Formation:
California, USA
Aggregate Subscription Amount:
US$92,845.70
Registered name to which the offered shares should be issued:

INVESTOR:

By
Name:

State/Country of Domicile or Formation:
California, USA
Aggregate Subscription Amount:
US$41,793.94
Registered name to which the offered shares should be issued:

INNOVUS PHARMACEUTICALS, INC.

By	/s/ Morgan Brown
Name: Morgan Brown
Title: Executive Vice President & CFO

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APPENDIX A

Consideration To Be Delivered

Securities to Be Acquired	Aggregate Purchase Price to be Paid

287,448 shares of common stock	$ 92,845.70

129,393 shares of common stock	$ 41,793.94

Purchase Price to be Paid per Share

$ 0.3230 per share

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